Exhibit 99



                                POWER OF ATTORNEY

                                 WITH RESPECT TO

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life of New York Variable Annuity Account II constitutes and appoints Casey J. Sylla, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Annuity Account II and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


January 10, 2003

/s/ PHYLLIS HILL SLATER
-----------------------------
Phyllis Hill Slater
Director


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                                POWER OF ATTORNEY

                                 WITH RESPECT TO

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life of New York Variable Annuity Account II constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Annuity Account II and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


February 3, 2003

/s/ CASEY J. SYLLA
-----------------------------
Casey J. Sylla
Director, Chairman of the Board and President